Investor Summary May 2023 // NYSE: FTK

Forward-Looking Statements Certain statements set forth in this presentation constitute forward-looking statements (within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934) regarding Flotek Industries, Inc.’s business, financial condition, results of operations and prospects. Words such as will, continue, expects, anticipates, intends, plans, believes, seeks, estimates and similar expressions or variations of such words are intended to identify forward-looking statements, but are not the exclusive means of identifying forward-looking statements in this press release. Although forward- looking statements in this presentation reflect the good faith judgment of management, such statements can only be based on facts and factors currently known to management. Consequently, forward-looking statements are inherently subject to risks and uncertainties, and actual results and outcomes may differ materially from the results and outcomes discussed in the forward-looking statements. Further information about the risks and uncertainties that may impact the Company are set forth in the Company’s most recent filing with the Securities and Exchange Commission on Form 10-K (including, without limitation, in the "Risk Factors" section thereof), and in the Company’s other SEC filings and publicly available documents. Readers are urged not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. The Company undertakes no obligation to revise or update any forward-looking statements in order to reflect any event or circumstance that may arise after the date of this presentation. Investor Presentation / May 2023 // 2

Company Overview


Marlow, OK
Monahans, TX
Raceland, LA
Houston, TX (HQ)
Abu
Dhabi,
UAE
Headquarters
Offices

FLOTEK INDUSTRIES (FTK)
Technology-driven chemistry and data analytics company

Founded:	**1985**
Employees:	**143**
Countries with Clients:	**15+**
Corporate Headquarters:	**Houston**

Chemical Technologies

Commercial and Industrial Chemistry Technologies

Sustainable chemistry solutions to maximize customers value chain while minimizing their environmental impact.

Data Analytics

Digital Technologies & Data Analytics

Transforming business through real-time data, monitoring and visualization across the energy value chain.

FLOTEK Investor Presentation / May 2023

// 3

Strategic Priorities Flawless Execution Exemplary safety and service delivery Capital-light Growth No new capital required to support robust growth Environmental Leadership Focus on protecting people, land, air, and water Investor Presentation / May 2023 // 4 Sustainable Revenue 10-year contract with guaranteed minimum of $2B+ Focus on Profitability Upper quartile performance of SG&A as a percentage of revenue Improving Balance Sheet Low debt balance positions company to prosper through the cycle

Key Investment Considerations Investor Presentation / May 2023 // 5 • New leadership team • Rapid revenue growth • Transitioning to positive Adjusted EBITDA* • Improving balance sheet • Capital light business model • Full cycle resilience FTK is a simple 2023 investment story * Adjusted EBITDA is a non-GAAP measure. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure.

First Quarter 2023 Highlights Investor Presentation / May 2023 // 6 • Grew revenue 273% from Q1 2022 • Strong margin improvement results in positive gross profit in Q1 2023 that was 2X higher sequentially and 5x YoY • Mid-point of guidance projects 62% annual revenue growth and nearly $20 million of Adjusted Gross Profit* • Adjusted EBITDA* loss improved by 24% sequentially and 29% YoY • Increased average ProFrac fleet count to 19 from 17 in Q1 2023 • Achieved ~12% market share of active U.S. frac fleets • Transitioning to positive Adjusted EBITDA* Expect Full Year 2023 Revenue of $210MM - $230MM and Adjusted Gross Profit* Margin of 8% - 10% • Adjusted Gross Profit (Loss) and Adjusted EBITDA are non-GAAP measures. See the Appendix in this presentation for a reconciliation to the nearest GAAP measure.

Flotek Revenue: Strong Growth Continues into 2023 Managing for Rapid Growth Investor Presentation / May 2023 // 7 • Q1 2023 flat sequentially, up 2.7x YoY • Expect $210MM to $230MM for FY 2023 versus $136MM in 2022 • Increased market share to 12% of active U.S. frac fleet from 2% in 2022 Q1 • Reached high water mark of 23 ProFrac fleets in March • Zero lost time incidents in field operations • Data analytics demand traction continues to take hold with Q1 2023 revenue up 135% YoY • Q1 2023 revenue was 45% of total FY 2022 Quarterly Consolidated Revenue (000’s) $- $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 Q2 2021A Q3 2021A Q4 2021A Q1 2022A Q2 2022A Q3 2022A Q4 2022A Q1 2023A

Data Analytics: Rapid Improvement in the Business Strong Growth in Revenue Quarterly Consolidated Revenue (MM) Investor Presentation / May 2023 // 8 • Q1 2023 revenue up 24% sequentially and 135% YoY • Q1 2023 equated to 45% of full year 2022 • Expect H1 2023 revenue will exceed full year 2022 • In Q1 2023 received first prototype of JP3 flow cell sensor for proprietary Verax analyzer • Results in step change in manufacturing and operational costs moving forward • Provides potential entrance into new vertical markets • Natural gas infrastructure transmission monitoring • Chain of custody verification $- $0.5 $1.0 $1.5 $2.0 $2.5 $3.0 Q1 2022A Q2 2022A Q3 2022E Q4 2022A Q1 2023A

Cost Control: Targeted Efforts are Paying Off in 2023 Quickly Enhancing Margins Quarterly Consolidated Gross Profit (Loss) (000’s) Investor Presentation / May 2023 // 9 • January 1, 2023 modification of supply agreement enhances gross profit • Q1 2023 saw 4% improvement in COGS-Materials resulting in $3MM of savings • Q1 2023 freight expense down more than 16% sequentially • Saw reduction in total company overtime of more than 25% sequentially on similar level of activity $(2,500) $(2,000) $(1,500) $(1,000) $(500) $- $500 $1,000 $1,500 $2,000 Q1 2022A Q2 2022A Q3 2022E Q4 2022A Q1 2023A

Definitive Path to Positive Adjusted EBITDA Revenue Growth + Expense Management = Positive Adjusted EBITDA* Investor Presentation / May 2023 // 10 Quarterly Adjusted EBITDA*/Revenue Consistently improving Adjusted EBITDA over past 7 quarters provides evidence of progress toward positive margins • Revenue optimization • Increased delivery of customized chemistry and data solutions • EBITDA enhancement • Above Gross Margin • Achieved Adjusted Gross Profit of $2.6MM in Q1 2023 • Increasing impact from economies of scale • Significant overtime efficiency achieved • Trucking and route enhancement in place • Realigned freight costs to drive efficiency • Below Gross Margin • Executed SG&A cost reductions; expect $5 million in annual compensation savings • Stronger oversight of professional fees resulting in $3 million savings • JP3 re-engineering savings • Right sizing of corporate HQ footprint • Reduced R&D by 57% YoY * Adjusted EBITDA is a non-GAAP metric. See the Appendix in this presentation for a reconciliation to nearest GAAP measure -80% -70% -60% -50% -40% -30% -20% -10% 0% Q2 2021A Q3 2021A Q4 2021A Q1 2022A Q2 2022A Q3 2022E Q4 2022A Q1 2023A

Improving Balance Sheet Recent Developments • Continuing to evaluate asset-based borrowing options • Recently received four non-binding proposals; evaluating terms and conditions • January 2023 – Received confirmation of forgiveness of $4.4MM of Flotek’s $4.8MM PPP loan ProFrac Equity Investment • ProFrac invested $19.5MM in Flotek pre-funded warrants • Purchase of pre-funded warrants completed at a 20% premium to 30-day VWAP Real Estate Asset Optimization • Monahans, TX: Sold facility for $1.5MM in December, 2022 • Waller, TX: Sold facility for $4.3MM in April, 2022 Balance sheet and liquidity to weather the full cycle Investor Presentation / May 2023 // 11

Capital Light Growth Marlow Liquid Blending Facility • Capacity ~ 60MM gallons/year • 35 bulk storage tanks: 755k gallons • Heated bulk storage: 195k gallons • Ambient bulk storage: 560k gallons Low Asset Utilization Rate Means Minimal Capex Required For Growth Investor Presentation / May 2023 // 12

// NYSE: FTK Appendix

Recent Financials Unaudited Condensed Consolidated Statement of Operations (in thousands, except share data) // 14

Unaudited Condensed Consolidated Balance Sheets (in thousands, except share data) // 15

Unaudited Condensed Consolidated Statements of Cash Flows (in thousands) // 16

Unaudited Reconciliation of Non-GAAP Items and Non-Cash Items Impacting Earnings (in thousands) // 17

// NYSE: FTK Investor Contact Bond Clement Chief Financial Officer ir@flotekind.com (713) 726-5322